================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JANUARY 6, 2000

                           FARMERS NATIONAL BANC CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            OHIO                                        34-1371693
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION OR ORGANIZATION)

                                     2-80339
                            (COMMISSION FILE NUMBER)

                              20 SOUTH BROAD STREET
                               CANFIELD, OH 44406
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  (330)533-3341
               (REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE)


Item 5.  Other events

     On January 6, 2000, Farmers National Banc Corp. (the "Registrant") announced that its Board of Directors has adopted a stock repurchase program. Under the stock repurchase program, the Registrant will be authorized to repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions at appropriate times to allow it to enhance the value of its stock for shareholders and to manage its capital. The Board's action will allow management to make repurchases, without further board approval, when stock purchases are deemed prudent. The Stock Repurchase Program contemplates that stock repurchases will be made in accordance with Rule 10b-18 of the regulations issued under the Securities Exchange Act of 1934. A copy of the Press Release announcing the adoption of the Stock Repurchase Program is attached hereto as Exhibit 99.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Farmers National Banc Corp.
                                             ---------------------------
                                                   (Registrant)

Date: January 6, 2000                              /s/Frank L. Paden
                                           --------------------------------
                                        Frank L. Paden, President and Secretary